UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation		000-51401	36-6001019
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S			60607
Chicago,	IL		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 24, 2022, the Federal Home Loan Bank of Chicago (the “Bank”) announced Betsy A. Johnson, Michael G. O’Rourke, Ty R. Taylor, and Kevin L. Newell had been elected to the Bank’s Board of Directors (“Board”) and reported this information on the Bank’s Form 8-K filed on October 24, 2022. (“Original 8-K”).

At the time of filing the Original 8-K, the committees of the Board to which directors would be named for 2023 had not yet been determined. The Bank is filing this Amendment No. 1 on Form 8-K/A to supplement the Original 8-K to report Board committee assignments for 2023.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d) Election of Directors

Board Chairperson and Vice Chairperson

The Board previously elected James T. Ashworth to serve as Chairperson of the Board, Joseph Fazio III to serve as Vice Chairperson of the Board, and Michelle L. Gross to serve as Vice Chairperson – Elect for 2022-2023.

Board Committee Assignments

On December 16, 2022, the Board approved the following committee assignments for its directors for 2023:

Executive and Governance Committee

Primary Members:

James T. Ashworth, Chairperson
Joseph Fazio III, Vice Chairperson
Michelle L. Gross, Vice Chairperson Elect
Mary J. Cahillane
James H. Hegenbarth
John K. Reinke
Lois Alison Scott

Alternate Members:

Edward P. Brady
Phyllis Lockett

Affordable Housing Committee

Edward P. Brady, Chairperson
Daniel G. Watts, Vice Chairperson
Mark J. Eppli
Joseph Fazio III
Betsy A. Johnson
Kevin L. Newell
Andrea L. Zopp

Audit Committee

Lois Alison Scott, Chairperson
Joseph Fazio III, Vice Chairperson
Mary J. Cahillane
James H. Hegenbarth
David J. Loundy
Daniel G. Watts
Ty R. Taylor

Human Resources and Compensation Committee

Michelle L. Gross, Chairperson
James H. Hegenbarth, Vice Chairperson
Phyllis Lockett
John K. Reinke
Maria E. Wynne
Andrea L. Zopp

Risk Management Committee

Mary J. Cahillane, Chairperson
Mark J. Eppli, Vice Chairperson
Michelle L. Gross
Michael G. O’Rourke
John K. Reinke
Lois Alison Scott
Ty R. Taylor

Operations and Technology Committee

Phyllis Lockett, Chairperson
David J. Loundy, Vice Chairperson
Edward P. Brady
Betsy A. Johnson
Kevin L. Newell
Michael G. O’Rourke
Maria E. Wynne

The Chairperson of the Board is an ex officio member of each committee of the Board (other than the Executive and Governance Committee), as a voting member.

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago
By: /s/ Laura M. Turnquest
Name: Laura M. Turnquest
Date: December 21, 2022	Title: Executive Vice President, General Counsel and Corporate Secretary